UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2018
KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of President and Chief Executive Officer.  On September 5, 2018, the Board of Directors (the “Board”) of Kingsway Financial Services Inc. (the “Company”) appointed Mr. John T. Fitzgerald, as President and Chief Executive Officer, to succeed Mr. Larry G. Swets, Jr. Mr. Fitzgerald previously served as the Company’s President and Chief Operating Officer. Effective with this transition, Mr. Swets will continue as a senior advisor to the Company and will remain on the Board of Directors. A copy of the press release announcing the appointment of Mr. Fitzgerald as President and Chief Executive Officer is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Offer Letter. The Company entered into an offer letter (the “Offer Letter”) with Mr. Fitzgerald in connection with his promotion. Pursuant to the Offer Letter, Mr. Fitzgerald will receive an annual base salary of $500,000.  Mr. Fitzgerald’s bonus for 2018 and 2019 will be based on the financial performance of the Company’s Extended Warranty segment. Mr. Fitzgerald will receive a new grant of 1,000,000 shares of restricted stock, with 100,000 shares vesting annually on each anniversary of the acceptance of his position as Chief Executive Officer. This new grant will be subject to approval by the Company’s shareholders pursuant to the rules of the New York Stock Exchange.
Severance Agreement. The Company entered into a Severance Agreement (the “Severance Agreement”) with Mr. Fitzgerald.  The Severance Agreement provides that if the Company terminates Mr. Fitzgerald’s employment without cause or as a result of constructive termination, Mr. Fitzgerald will receive a lump sum payment equal to twelve (12) months base salary.
Restricted Stock Agreement. Mr. Fitzgerald entered into a restricted stock agreement (the “Restricted Stock Agreement”) for 500,000 shares of restricted stock in exchange for the cancellation of 500,000 restricted stock units previously granted to Mr. Fitzgerald. The restricted stock cliff vests on March 28, 2024.
Indemnification Agreement. Mr. Fitzgerald entered into the Company’s standard form of indemnification agreement for directors and officers (the “Indemnification Agreement”). The Indemnification Agreement provides that the Company will indemnify the director or officer party to the agreement against certain expenses arising out of claims to which he or she becomes subject in connection with his or her service to the Company.
There are no arrangements or understandings between Mr. Fitzgerald and any other persons pursuant to which he was selected as President and Chief Executive Officer. There are also no family relationships between Mr. Fitzgerald and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Agreements with Larry Swets. The Company entered into a Separation Agreement and Release (the “Separation Agreement”) with Mr. Swets dated September 5, 2018. Mr. Swets will provide consulting and transition support as a senior advisor pursuant to the terms of a Senior Advisor Agreement (the “Senior Advisor Agreement”) through the twelve (12) month anniversary of such Senior Advisor Agreement, subject to six (6) month renewal terms thereafter. In accordance with the Senior Advisor Agreement, Mr. Swets will receive a monthly payment of $25,000. The Senior Advisor Agreement includes non-competition, non-solicitation and confidentiality covenants. Mr. Swets also entered into an Amended and Restated Restricted Stock Agreement (the “Swets Restricted Stock Agreement”) pursuant to which Mr. Swets will retain 350,000 shares of restricted stock that will vest upon (i) the completion of the sale by 1347 Investors LLC of its entire interest in the common shares of Limbach Holdings, Inc., and (ii) the subsequent completion of the liquidation of 1347 Investors LLC and the distribution of its assets to its members. Mr. Swets forfeited 1,032,665 shares of restricted stock previously granted to him.
Membership Interest Purchase Agreement. In connection with Mr. Swets separation, 1347 Capital LLC, a wholly owned subsidiary of the Company, entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with IGI Partners, LLC, an entity affiliated with Mr. Swets, pursuant to which 1347 Capital sold its entire 45.72% interest in Itasca Golf Investors, LLC to IGI Partners for $1.5 million. Itasca Golf Investors, LLC is the entity through which the Company owned its interest in the Itasca Country Club.
The foregoing descriptions of the Offer Letter, Restricted Stock Award, Severance Agreement, Indemnification Agreement, Separation Agreement, Senior Advisor Agreement, Swets Restricted Stock Agreement and Purchase Agreement are qualified in their entirety by reference to the full text of such agreements, which are attached as Exhibits 10.2 through 10.9, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Exhibit Description

10.1	Press Release, dated September 5, 2018
10.2	Offer Letter, dated September 5, 2018, between the Company and John T. Fitzgerald
10.3	Severance Agreement, dated September 5, 2018, between the Company and John T. Fitzgerald
10.4	Restricted Stock Agreement, dated September 5, 2018, between the Company and John T. Fitzgerald
10.5	Form of Indemnification Agreement for Directors and Officers
10.6	Separation Agreement and Release, dated September 5, 2018, between Kingsway America Inc. and Larry G. Swets, Jr.
10.7	Senior Advisor Agreement, dated September 5, 2018, between Kingsway America Inc. and Larry G. Swets, Jr.
10.8	Amended and Restated Restricted Stock Agreement, dated September 5, 2018, between the Company and Larry G. Swets, Jr.
10.9	Membership Interest Purchase Agreement, dated September 5, 2018, between 1347 Capital LLC and IGI Partners, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

September 10, 2018	By:	/s/ William A. Hickey, Jr.
William A. Hickey, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Press Release, dated September 5, 2018
10.2	Offer Letter, dated September 5, 2018, between the Company and John T. Fitzgerald
10.3	Severance Agreement, dated September 5, 2018, between the Company and John T. Fitzgerald
10.4	Restricted Stock Agreement, dated September 5, 2018, between the Company and John T. Fitzgerald
10.5	Form of Indemnification Agreement for Directors and Officers
10.6	Separation Agreement and Release, dated September 5, 2018, between Kingsway America Inc. and Larry G. Swets, Jr.
10.7	Senior Advisor Agreement, dated September 5, 2018, between Kingsway America Inc. and Larry G. Swets, Jr.
10.8	Amended and Restated Restricted Stock Agreement, dated September 5, 2018, between the Company and Larry G. Swets, Jr.
10.9	Membership Interest Purchase Agreement, dated September 5, 2018, between 1347 Capital LLC and IGI Partners, LLC